UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 28, 2007

ERP OPERATING LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification Number)

EQUITY RESIDENTIAL
(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza	60606
Suite 400, Chicago, Illinois	(Zip Code)
(Address of principal executive
offices)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement

See Item 2.03 below.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On February 28, 2007, ERP Operating Limited Partnership (the “Operating Partnership”) entered into a new $1.5 billion unsecured revolving credit agreement that replaced the Operating Partnership’s then existing $1.0 billion credit facility, which was scheduled to mature on May 29, 2008.  Equity Residential, the sole general partner of the Operating Partnership, remains a guarantor of the Operating Partnership’s obligations under the new credit facility.  The new credit facility is with Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, Banc of America Securities LLC and J.P. Morgan Securities Inc., as joint lead arrangers and joint book runners, Suntrust Bank, Wachovia Bank, National Association, Wells Fargo Bank, N.A., LaSalle Bank National Association, The Royal Bank of Scotland plc, and US Bank National Association, as co-documentation agents, and a syndicate of other banks.

The new credit facility matures on February 28, 2012.  The Operating Partnership has the ability to increase available borrowings up to $2.0 billion by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments.  The interest rate on the advances under the new credit facility will generally be LIBOR plus a spread, which is dependent on the current credit rating of the Operating Partnership’s long-term debt and is currently 32.5 basis points, or based upon bids received from the lending group.  In addition, there is an annual facility fee, which is based on the credit rating of the Operating Partnership’s long-term debt, and is currently 10 basis points.

Item 9.01               Financial Statements and Exhibits

Exhibit Number	Exhibit
10.1

Revolving Credit Agreement dated as of February 28, 2007 among ERP Operating Limited Partnership, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, Banc of America Securities LLC and J.P. Morgan Securities Inc., as joint lead arrangers and joint book runners, Suntrust Bank, Wachovia Bank, National Association, Wells Fargo Bank, N.A., LaSalle Bank National Association, The Royal Bank of Scotland plc, and US Bank National Association, as co-documentation agents, and a syndicate of other banks (the “Credit Agreement”).

10.2	Guaranty of Payment made as of February 28, 2007 between Equity Residential and Bank of America, N.A., as administrative agent for the banks party to the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: February 28, 2007	By:	/s/ Donna Brandin
	Name:	Donna Brandin
	Its:	Executive Vice President and
Chief Financial Officer

EQUITY RESIDENTIAL

Date: February 28, 2007	By:	/s/ Donna Brandin
	Name:	Donna Brandin
	Its:	Executive Vice President and
Chief Financial Officer